UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 June 13, 2019 Date of Report (Date of earliest event reported)

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number
001-01072	POTOMAC ELECTRIC POWER COMPANY	53-0127880
(a District of Columbia and Virginia corporation) 701 Ninth Street, N.W. Washington, District of Columbia 20068 (202) 872-2000
001-01405	DELMARVA POWER & LIGHT COMPANY	51-0084283
(a Delaware and Virginia corporation) 500 North Wakefield Drive Newark, Delaware 19702 (202) 872-2000

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Potomac Electric Power Company	Not applicable	Not applicable	Not applicable
Delmarva Power & Light Company	Not applicable	Not applicable	Not applicable

Section 1 - Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement.

On June 13, 2019, Delmarva Power & Light Company (“DPL”) and Potomac Electric Power Company (“Pepco”) each entered into a Bond Purchase Agreement (the “DPL Purchase Agreement” and “Pepco Purchase Agreement,” respectively) with certain institutional investors. The forms of the DPL Purchase Agreement and the Pepco Purchase Agreement are filed herewith as Exhibit 1.1 and Exhibit 1.2, respectively. The DPL Purchase Agreement is for the offer and sale of $75,000,000 aggregate principal amount of its First Mortgage Bonds, 4.14% Series due December 12, 2049 (the “DPL Bonds”). The closing of the sale and issuance of the DPL Bonds is expected to occur in December 2019. See Item 2.03 below for a description of the bonds issued by Pepco pursuant to the Pepco Purchase Agreement and related agreements.

Section 2 - Financial Information
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 13, 2019, Pepco entered into the Pepco Purchase Agreement for the offer and sale of $150,000,000 aggregate principal amount of its First Mortgage Bonds, 3.45% Series due June 13, 2029 (the “Pepco Bonds”).
The Pepco Bonds were offered and were sold in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended. The closing of the sale of the Pepco Bonds occurred on June 13, 2019. Pepco intends to apply the proceeds of the sale of the Bonds to repay existing indebtedness and for general corporate purposes.
The Pepco Bonds were issued under and in accordance with the Mortgage and Deed of Trust, dated as of July 1, 1936, from Pepco to the Mortgage Trustee, as amended and supplemented by various instruments including that certain Supplemental Indenture to the Mortgage and Deed of Trust, dated as of May 2, 2019 (the “Pepco Supplemental Indenture”), establishing the terms of the Pepco Bonds (the “Pepco Mortgage”). Subject to the exceptions and limitations contained in the Pepco Mortgage, the Pepco Bonds were secured, together with all bonds now or hereafter issued, under the Pepco Mortgage, by a first lien (subject to the conditions and limitations in the instruments through which Pepco claims title to its properties, and to excepted encumbrances under the Pepco Mortgage) on substantially all of Pepco’s real and personal properties and franchises. A copy of the Pepco Supplemental Indenture is filed herewith as Exhibit 4.2.
Mizuho Securities USA LLC and Scotia Capital (USA) Inc. acted as joint lead placement agents in connection with the proposed issuance, offering and sale by the Company of the Pepco Bonds.

Section 9 - Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit
1.1	Purchase Agreement, dated June 13, 2019 among Delmarva Power & Light Company and the purchasers signatory thereto
1.2	Purchase Agreement, dated June 13, 2019 among Potomac Electric Power Company and the purchasers signatory thereto
4.1	Form of Pepco's First Mortgage Bonds, 3.45% Series due June 13, 2029 (included in Exhibit 4.2)
4.2	Pepco Supplemental Indenture, dated as of May 2, 2019, with respect to the Mortgage and Deed of Trust, dated July 1, 1936

* * * * *

This combined Current Report on Form 8-K is being furnished separately by Potomac Electric Power Company and Delmarva Power & Light Company (Registrants). Information contained herein relating to any individual Registrant has been furnished by such Registrant on its own behalf. No Registrant makes any representation as to information relating to any other Registrant.
This Current Report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by the Registrants include those discussed herein as well as the items discussed in (1) the Registrants’ 2018 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 22; (2) the Registrants’ First Quarter 2019 Quarterly Reports on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors; (b) Part 1, Financial Information, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operation and (c) Part I, Financial Information, ITEM 1. Financial Statements: Note 17; and (3) other factors discussed in filings with the Securities and Exchange Commission by the Registrants. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Current Report. The Registrants undertake no obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POTOMAC ELECTRIC POWER COMPANY

/s/ PHILLIP S. BARNETT
Phillip S. Barnett
Senior Vice President, Chief Financial Officer and Treasurer
Potomac Electric Power Company

DELMARVA POWER & LIGHT COMPANY

/s/ PHILLIP S. BARNETT
Phillip S. Barnett
Senior Vice President, Chief Financial Officer and Treasurer
Delmarva Power & Light Company

June 13, 2019

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
1.1	Purchase Agreement, dated June 13, 2019 among Delmarva Power & Light Company and the purchasers signatory thereto
1.2	Purchase Agreement, dated June 13, 2019 among Potomac Electric Power Company and the purchasers signatory thereto
4.1	Form of Pepco's First Mortgage Bonds, 3.45% Series due June 13, 2029 (included in Exhibit 4.2)
4.2	Pepco Supplemental Indenture, dated as of May 2, 2019, with respect to the Mortgage and Deed of Trust, dated July 1, 1936